PROSPECTUS  |  MAY 1, 2014

AllianceBernstein Variable Products Series Fund, Inc.
Class A Prospectus

AllianceBernstein VPS
    Dynamic Asset Allocation Portfolio

This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

The Securities and Exchange Commission and the Commodity Futures Trading
Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
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                                                                    Page
SUMMARY INFORMATION................................................   4

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S RISKS AND INVESTMENTS.   9

SUMMARY INFORMATION
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ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO
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INVESTMENT OBJECTIVE
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

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Management Fees                                                                   .70%
Other Expenses                                                                    .19%
Acquired Fund Fees and Expenses                                                   .02%
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Total Portfolio Operating Expenses Before Fee Waiver and Expense Reimbursement    .91%
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Fee Waiver and Expense Reimbursement(a)                                         (.04)%
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Total Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement     .87%
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(a)The fee waiver and expense reimbursements will remain in effect until May 1,
   2015 and will continue thereafter from year to year unless the Adviser provides notice of termination 60 days prior to that date.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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After 1 Year                                                                $   89
After 3 Years                                                               $  286
After 5 Years                                                               $  500
After 10 Years                                                              $1,116
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PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples,
affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds, or ETFs, and other financial instruments, and expects to enter into derivatives transactions, such as options, futures, forwards, or swaps to achieve market exposure. The
Portfolio's neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies,

real estate-related securities and inflation-indexed securities. The Portfolio may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels.
The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio's asset allocation and may make frequent adjustments to the Portfolio's exposures to different asset classes. Using its proprietary Dynamic Asset Allocation techniques, the Adviser will adjust the Portfolio's exposure to the equity and debt markets, and to segments within those markets, in response to the
Adviser's assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio's equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio's equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio's fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio's overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the
Portfolio's market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the
Portfolio's exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio's exposure levels from its neutral weighting. The
Adviser also expects to use direct investments and ETFs to adjust the
Portfolio's exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives and ETFs in making its assessment of the Portfolio's risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-U.S. Dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the
Portfolio's investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of the
   Portfolio's investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  ALLOCATION RISK: The allocation of investments among different global asset classes may have a significant effect on the Portfolio's net asset value, or
   NAV, when one of these asset classes is performing more poorly than others.
   As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser's view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the
   Portfolio may incur significant losses.

..  FOREIGN (NON-U.S.) RISK: The Portfolio's investments in securities of
   non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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..  EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

..  ETF RISK: ETFs are investment companies. When the Portfolio invests in an
   ETF, the Portfolio bears its share of the ETF's expenses and runs the risk that the ETF may not achieve its investment objective.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: When the Portfolio borrows money or otherwise leverages its portfolio, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

..  LIQUIDITY RISK: Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivatives transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

..  CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.
   Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

..  REAL ESTATE RISK: The Portfolio's investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

..  COMMODITY RISK: Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the
   Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed over the life of the Portfolio; and

..  how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                    [CHART]

                             Calendar Year End (%)

   04     05     06     07     08     09     10     11     12       13
  ----   ----   ----   ----   ----   ----   ----   ----   -----   ------
   n/a    n/a    n/a    n/a    n/a    n/a    n/a    n/a   8.22%   12.31%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.74%, 1ST QUARTER 2012; AND WORST QUARTER WAS DOWN -2.91%,
2ND QUARTER 2012.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2013)

                                                                  SINCE
                                                         1 YEAR INCEPTION*
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Portfolio                                                12.31%    6.37%
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MSCI World Index
(reflects no deduction for fees, expenses, or taxes)     26.68%   10.49%
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Barclays U.S. Treasury Index**
(reflects no deduction for fees, expenses, or taxes)     -2.75%    3.22%
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60% MSCI World Index/40% Barclays U.S. Treasury Index**
(reflects no deduction for fees, expenses, or taxes)     14.13%    7.86%
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*  Since inception return is from April 1, 2011.

** The performance table includes an index of fixed-income securities and information about the 60% MSCI World Index/40% Barclays U.S. Treasury Index
   to show how the Portfolio's performance compares with indices of securities similar to those in which the Portfolio invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Daniel J. Loewy     Since 2011      Senior Vice President of the Adviser

Vadim Zlotnikov     Since 2013      Senior Vice President of the Adviser

                                                                             7

     .   PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio offers its shares through the separate accounts of participating life insurance companies ("Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.

     .   TAX INFORMATION

The Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions will be made in shares of the Portfolio.
See the prospectus of the separate account of the participating insurance company for federal income tax information.

     .   PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S RISKS AND INVESTMENTS
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This section of the Prospectus provides additional information about the
Portfolio's investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Portfolio's investment practices and additional descriptions of the Portfolio's strategies, investments, and risks can be found in the Portfolio's Statement of Additional
Information ("SAI").

DERIVATIVES
The Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions, where the Portfolio's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter"
transactions, where the Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

The Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment in some cases, the potential loss is unlimited.

The Portfolio's investments in derivatives may include, but are not limited to, the following:

..  FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract. The
   Portfolio's investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other
   Derivatives and Strategies--Currency Transactions". The Portfolio, for
   example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

..  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under
   "Other Derivatives and Strategies--Currency Transactions".

..  OPTIONS. An option is a standarized, exchange-traded agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a ("put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolio's investments in options include the following:

 - Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging

                                                                             9

   purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the
   Portfolio may forfeit the entire amount of the premium plus related transaction costs. The Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and
   Strategies--Currency Transactions".

 - Options on Securities. The Portfolio may purchase or write a put or call option on securities. The Portfolio may write covered options, which means writing an option for securities the Portfolio owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, the Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines, in the case of the call option, or increases, in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

..  SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates
   (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged.
   Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party. The Portfolio's investments in swap transactions include the following:

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a seller, the
   Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the
   "par value" (face amount) of the reference obligation, in which case the
   Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the amount it pays to the buyer, resulting in a loss to the
   Portfolio. If the Portfolio is a buyer and no credit event occurs, the
   Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

 - Currency Swaps. The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the
   U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under
   "Other Derivatives and Strategies--Currency Transactions".

   Currency swaps involve the exchange by the Portfolio with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the
   Consumer Price Index with respect to CPI swaps) over the term of the swap
   (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the
   Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by the Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by the Portfolio. The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap and floor transactions may, for example, be used to preserve a return or spread on a particular investment or a portion of the Portfolio's portfolio or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. The Portfolio may invest in non-U.S.
   Dollar-denominated securities on a currency hedged or unhedged basis. The
   Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The
   Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The
   Portfolio may also conduct currency exchange contracts on a spot basis
   (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Ratings Services or Fitch Ratings and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings.

DEPOSITARY RECEIPTS
The Portfolio may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts,
or EDRs, and other types of depositary receipts are typically issued by
non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not

                                                                             11

necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued"
trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission (the "Commission") guidelines, the Portfolio limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Portfolio has valued the securities. The Portfolio invests in illiquid securities and it may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale)
may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INFLATION-INDEXED SECURITIES
Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities
(calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Treasury Inflation-Protected Securities, or TIPS, which are issued by the U.S.
Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the
inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
The Portfolio may invest in shares of ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), or any
applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. The Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

The Portfolio may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies
(which may include management and advisory fees), which are in addition to the
Portfolio's expenses. The Portfolio intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940
Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, the Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions
("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Portfolio's securities

lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Portfolio will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate", or fee paid by the borrower to the Portfolio in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

The Portfolio will invest cash collateral in a money market fund approved by the Portfolio's Board of Directors (the "Board") and expected to be managed by the Adviser, such as AllianceBernstein Exchange Reserves. Any such investment will be at the Portfolio's risk. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

MORTGAGE-RELATED, OTHER ASSET-BACKED SECURITIES AND STRUCTURED SECURITIES
The Portfolio may invest in mortgage-related or other asset-backed securities.
Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBS") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments
(including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities.

The Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities.
A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Other Asset-Backed Securities. The Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

Structured Securities. The Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. These investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations.
This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

PREFERRED STOCK
The Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more

                                                                             13

fluctuations in market value, due to changes in market participants'
perceptions of the issuer's ability to continue to pay dividends, than debt of the issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred share, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REAL ESTATE INVESTMENT TRUSTS
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity
REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments and principal. Similar to investment companies such as the Portfolio,
REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986,
as amended. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
The Portfolio may enter into repurchase agreements in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.
Repurchase agreements maturing in more than seven days are treated as illiquid securities.

The Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

STRUCTURED PRODUCTS
The Portfolio may invest in certain hybrid derivatives-type investments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes the Portfolio to the credit risk of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator
(for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments.
Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

The Portfolio may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed income markets. For instance, the
Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. The Portfolio's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

ZERO-COUPON AND PRINCIPAL-ONLY SECURITIES
Zero-coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investments in the Portfolio involve the special risk considerations described below.

BORROWINGS AND LEVERAGE
The Portfolio may use borrowings for investment purposes subject to the applicable statutory or regulatory requirements. Borrowings by the Portfolio result in leveraging of the Portfolio's shares. The Portfolio may also use leverage transactions for investment purposes, subject to the applicable statutory or regulatory requirements, by entering into derivative transactions.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Portfolio's shareholders. These include a higher volatility of the NAV of the Portfolio's shares and the relatively greater effect on the NAV of the shares. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the carrying costs of leveraged transactions or the interest expense paid on borrowings, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher net return than if the Portfolio were not leveraged. If the carrying costs of leveraged transactions or the interest expense paid on borrowings approach the net return on the Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the carrying costs of leveraged transactions or the interest expense paid on borrowings were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV. The Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FOREIGN (NON-U.S.) SECURITIES
Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. If the Portfolio invests in securities of foreign issuers, it may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United
States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may

                                                                             15

involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S.
issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank
(International Bank for Reconstruction and Development) as Low Income, Lower
Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

 Argentina                 Hungary                   Peru
 Belarus                   India                     Philippines
 Belize                    Indonesia                 Poland
 Brazil                    Iraq                      Russia
 Bulgaria                  Ivory Coast               Senegal
 Chile                     Jamaica                   Serbia
 China                     Jordan                    South Africa
 Colombia                  Kazakhstan                South Korea
 Croatia                   Lebanon                   Sri Lanka
 Dominican Republic        Lithuania                 Taiwan
 Ecuador                   Malaysia                  Thailand
 Egypt                     Mexico                    Turkey
 El Salvador               Mongolia                  Ukraine
 Gabon                     Nigeria                   Uruguay
 Georgia                   Pakistan                  Venezuela
 Ghana                     Panama                    Vietnam

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;
significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
The Portfolio invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar.
Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. The Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In

addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Portfolio's NAV to fluctuate.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly known as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

REAL ESTATE INVESTMENTS
Although the Portfolio does not invest directly in real estate, it invests in securities of real estate companies. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation;
possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying such investments are concentrated geographically, by property type or in certain other respects, the
Portfolio may be subject to certain of the foregoing risks to a greater extent.
These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the
REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

NON-U.S. FIXED-INCOME SECURITIES
To the extent that the Portfolio invests in non-U.S. fixed-income securities, the Portfolio is subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. As a result, the Portfolio may be unable to obtain or enforce judgments against non-U.S. entities.

FUTURE DEVELOPMENTS
The Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio.
Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES (VPS) FUND'S (the "Fund") Board
may change the Portfolio's investment objective without shareholder approval.
The Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of the Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest in certain types of short-term, liquid, investment grade or high-quality debt securities.
While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
The Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio's portfolio holdings.

                                                                             17

INVESTING IN THE PORTFOLIO
--------------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES
The Portfolio offers its shares through the separate accounts of the Insurers.
You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares.
AllianceBernstein Investments, Inc. ("ABI") may, from time to time, receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurers' separate accounts.

The Portfolio's NAV is disclosed daily on the Fund's website or through the investor's online account information at AllianceBernstein.com and/or by calling (800) 221-5672.

The purchase or sale of the Portfolio's shares is priced at the next-determined
NAV after the order is received in proper form.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurers'
customers, or Contractholders, who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Policy Regarding Short-Term Trading".

ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the
Portfolio and typically receive compensation for selling shares of the
Portfolio. This compensation is paid from various sources.

  Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

 - defrayal of costs for educational seminars and training;
 - additional distribution support; and
 - payments related to providing Contractholder recordkeeping  and/or administrative services.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the
Portfolio. Such payments will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the Insurer.

OTHER PAYMENTS FOR EDUCATIONAL SUPPORT AND DISTRIBUTION ASSISTANCE
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolio.
These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolio for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2014, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios are expected to be approximately $600,000. In 2013, ABI paid additional payments of approximately
$600,000 for the Portfolios.

  IF ONE MUTUAL FUND SPONSOR THAT OFFERS SHARES TO SEPARATE ACCOUNTS OF AN
  INSURER MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, THE
  INSURER MAY HAVE AN INCENTIVE TO RECOMMEND OR OFFER THE SHARES OF FUNDS OF
  ONE FUND SPONSOR OVER ANOTHER.

  PLEASE SPEAK WITH YOUR FINANCIAL INTERMEDIARY TO LEARN MORE ABOUT THE TOTAL
  AMOUNTS PAID TO YOUR FINANCIAL INTERMEDIARY BY THE ADVISER, ABI AND BY OTHER
  MUTUAL FUND SPONSORS THAT OFFER SHARES TO INSURERS THAT MAY BE RECOMMENDED TO
  YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL INTERMEDIARY
  AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

  Great West Life & Annuity Company
  ING
  Lincoln Financial
  MetLife Investors Group, Inc.
  Nationwide
  New York Life
  Ohio National Financial Services
  Principal Financial Group
  Riversource Distributors
  Sun America
  Transamerica Life Insurance
  UBS Financial Services

Although the Portfolio may use brokers and dealers who sell shares of the
Portfolio to effect portfolio transactions, the Portfolio does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are

described below. There is no guarantee that the Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares.
The Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund
will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the
Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.

Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolio has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the
Portfolio calculates its NAV. While there is no assurance, the Portfolio expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other
Contractholders.

Contractholders engaging in a short-term trading strategy may also target a
Portfolio irrespective of its investments in securities of foreign issuers. If the Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The
Portfolio may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the
Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the
Portfolio to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity.
Insurers utilizing omnibus account arrangements may not identify to the Fund,
ABI or AllianceBernstein Investor Services, Inc. ("ABIS") Contractholders'
transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of the Portfolio attributable to a particular
Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Portfolio, through its agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing each individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

..  ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the
   Fund's

                                                                             19

  ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an
  Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of
  Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current prospectus.
  In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the Contractholder effectively may be "locked"
  into an investment in shares of one or more of the Portfolio that the
  Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

.. APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS ACCOUNTS.
  The Portfolio applies its surveillance procedures to Insurers. As required by
  Commission rules, the Portfolio has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Portfolio, upon the request of the Portfolio or its agents, with individual account level information about their transactions. If the
  Portfolio detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolio to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

HOW THE PORTFOLIO VALUES ITS SHARES
The Portfolio's NAV is calculated on any day the New York Stock Exchange (the
"Exchange") is open at the close of regular trading (ordinarily, 4:00 p.m.,
Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the
Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the
Portfolio.

The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolio ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the
Portfolio may frequently value many of its foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing the Portfolio's assets to the Adviser. The Adviser has established a Valuation
Committee, which operates under the policies and procedures approved by the
Board, to value the Portfolio's assets on behalf of the Portfolio. The
Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolio's assets is available in the
Portfolio's SAI.

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas,
New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2013, totaling more than $450 billion (of which over $89 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31,
2013, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 26 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 33 registered investment companies managed by the Adviser, comprising 119 separate investment portfolios, with approximately 2.7 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, for the fiscal year ended December 31, 2013 the Portfolio paid the Adviser .66% as a percentage of average daily net assets, net of fee waiver and/or reimbursement.

A discussion regarding the basis for the Board's approval of the Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended December 31, 2013.

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees that may be higher or lower than the advisory fees it receives from the Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolio. The
Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolio. When two or more of the clients of the Adviser (including the Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser's Dynamic Asset Allocation Team. No one person is principally responsible for making recommendations for the Portfolio's portfolio. The following table lists the persons with the responsibility for day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                            THE PAST FIVE (5) YEARS
----------------------------------------------------------------------------------
Daniel J. Loewy; since 2011; Senior Vice  Senior Vice President and Chief
President of the Adviser                  Investment Officer--Multi-Asset
                                          Solutions of the Adviser, with which he
                                          has been associated since prior to
                                          2009.

Vadim Zlotnikov; since 2013; Senior Vice  Senior Vice President and Chief Market
President of the Adviser                  Strategist of the Adviser since 2010.
                                          Previously, he was Chief Investment
                                          Officer of Growth Equities since 2008.
                                          Prior thereto, he was the Chief
                                          Investment Strategist for
                                          Sanford C. Bernstein's institutional
                                          research unit since prior to 2009.

The Portfolio's SAI provides additional information about the Portfolio
Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Portfolio.

                                                                             21

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolio declares dividends on its shares at least annually. The income and capital gains distributions will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source.
Provided that certain requirements are met, the Portfolio may "pass-through" to its Contractholders credits or deductions to foreign income taxes paid.
Non-U.S. investors may not be able to credit or deduct such foreign taxes.

GLOSSARY
--------------------------------------------------------------------------------

The BARCLAYS U.S. TREASURY INDEX represents the performance of U.S. Treasuries within the U.S. Government fixed-income market.

MSCI WORLD INDEX is a free float-adjusted market capitalization weighted index that is designed to measure developed-market equity performance throughout the world.

                                                                             23

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the
Portfolio's financial performance for the period since the Portfolio's inception. Certain information reflects financial results for a single share of a class of the Portfolio. The total returns in the table represent the rate that a Contractholder would have earned (or lost) on an investment in the
Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, a Contractholder's return would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolio, whose report, along with the Portfolio's financial statements, are included in the
Portfolio's annual report to Contractholders, which is available upon request.

ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------
                                                                                          APRIL 1,
                                                                          YEAR ENDED     2011(a) TO
                                                                         DECEMBER 31,   DECEMBER 31,
                                                                        2013     2012       2011
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.53  $ 9.75      $10.00
                                                                       ------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(b)(c)                                        .03    (.01)        .03
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   1.26     .81        (.28)
                                                                       ------  ------      ------
Net increase (decrease) in net asset value from operations               1.29     .80        (.25)
                                                                       ------  ------      ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                     (.04)   (.01)        -0-
Distributions from net realized gain on investment transactions          (.04)   (.01)        -0-
                                                                       ------  ------      ------
Total dividends and distributions                                        (.08)   (.02)        -0-
                                                                       ------  ------      ------
Net asset value, end of period                                         $11.74  $10.53      $ 9.75
                                                                       ======  ======      ======
TOTAL RETURN
Total investment return based on net asset value(d)                     12.31%   8.22%      (2.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $  269  $   27      $9,742
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                                  .85%    .85%        .85%^
 Expenses, before waivers/reimbursements                                  .89%   1.22%       2.53%^
 Net investment income (loss)(c)                                          .31%   (.14)%       .36%^
Portfolio turnover rate                                                    52%     51%         68%
----------------------------------------------------------------------------------------------------

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees waived and expenses reimbursed by the Adviser.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect
   (i) insurance company's separate account related expense charges and
   (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 ^ Annualized.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

A settlement agreement between the Adviser and the New York Attorney General requires the Portfolio to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and
Expenses of the Portfolio" in the Summary Information at the beginning of this
Prospectus about the effect of the Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a
10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the
10-year period. The current annual expense ratio for the Portfolio is the same as stated under "Fees and Expenses of the Portfolio". There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN VPS DYNAMIC ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   91.35    $10,408.65
   2             10,408.65      520.43    10,929.08      99.45     10,829.63
   3             10,829.63      541.48    11,371.11     103.48     11,267.63
   4             11,267.63      563.38    11,831.01     107.66     11,723.35
   5             11,723.35      586.17    12,309.52     112.02     12,197.50
   6             12,197.50      609.88    12,807.38     116.55     12,690.83
   7             12,690.83      634.54    13,325.37     121.26     13,204.11
   8             13,204.11      660.21    13,864.32     126.17     13,738.15
   9             13,738.15      686.91    14,425.06     131.27     14,293.79
   10            14,293.79      714.69    15,008.48     136.58     14,871.90
   --------------------------------------------------------------------------
   Cumulative                $6,017.69               $1,145.79

*Expenses are net of any fee waiver and expense reimbursed by the Adviser in the first year. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fee and Expenses of the Portfolio"
 before the waiver and expense reimbursement in the Summary information at the beginning of this Prospectus.

                                                                            A-1

For more information about the Portfolio, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO CONTRACTHOLDERS
The Portfolio's annual and semi-annual reports to Contractholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolio has an SAI, which contains more detailed information about the
Portfolio, including its operations and investment policies. The Portfolio's
SAI and the independent registered public accounting firm's report and financial statements in the Portfolio's most recent annual report to
Contractholders are incorporated by reference into (and are legally part of)
this Prospectus.

You may request a free copy of the current annual/semi-annual report or the
SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange
Commission ("Commission"):

..  Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the
   Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Portfolio on the Internet at: www.alliancebernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398
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